The Prudential Series Fund

Gateway Center Three, 4th floor
100 Mulberry Street

Newark, New Jersey 07102

April 29, 2015

VIA EDGAR

U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549-1520

Re:	485(b) Filing for The Prudential Series Fund Registration numbers 002-80896 and 811-03623

Dear Sir or Madam:

Enclosed herewith for filing under Rule 497 (e) under the Securities Act of 1933 and the Investment Company Act of 1940 is one version of the prospectus for the above registrant. This prospectus discusses only certain portfolios of The Prudential Series Fund. This prospectus is to correspond to the portfolios that are made available under a separate account.

Thank you for your attention to this filing. Please direct any questions regarding this filing to the undersigned at 973-802-6469.

Sincerely,

/s/ Jonathan D. Shain

Jonathan D. Shain
Assistant Secretary